SUMMARY PROSPECTUS

IronBridge Global Fund  (IBGFX)

Advised by:

IronBridge Capital Management, L.P.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at http://www.ironbridgefunds.net/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to clientservice@ironbridge.net.

The Fund’s full prospectus and statement of additional information, each dated November 1, 2010 (and as supplemented on February 18, 2011 and May 1, 2011), are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

November 1, 2010

as supplemented February 18, 2011 and May 1, 2011

IRONBRIDGE GLOBAL FUND

Investment Objective.

The investment objective of the IronBridge Global Fund (“Global Fund”) is long-term capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE

Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%

Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%

Distribution (12b-1) Fees	NONE

Other Expenses	0.51%

Total Annual Fund Operating Expenses	1.36%

Fee Waiver (1)	(0.36)%

Total Annual Fund Operating Expenses after Fee Waiver	1.00%

(1)   The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Global Fund to the extent necessary to ensure that the Global Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.00% of the Global Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Global Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Global Fund	$102	$358	$674	$1,571

Portfolio Turnover.

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Global Fund’s predecessor commenced operations on September 18, 2009 and, consequently, did not have one full year of operations as of the end of its last fiscal year; however, as of June 30, 2010, the Global Fund’s predecessor’s portfolio turnover rate was 41% (on an un-annualized basis).

Principal Investment Strategies.

The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index Net (“MSCI World Index Net”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.  The Global Fund may also invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Global Fund by choosing companies for investment that the Adviser believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser selects equity securities using an economic return framework, a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Foreign Securities Risk.  Foreign investments may be less liquid, subject to currency-rate fluctuations, be in areas with political and economic instability and be subject to less strict regulation of the securities markets.

Emerging Markets Risk. The risks of foreign investments typically are greater in emerging markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies may be subject to unfavorable fluctuations in foreign currency exchange rates.

Region Risk. Changes affecting a particular global region where the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall value.

Global Sector Risk. Changes affecting a particular sector of the world economy in which the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall portfolio.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value for many of the same reasons outlined above.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Global Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Loss of Money Risk.  Loss of money is a risk of investing in the Global Fund.

Performance.  Performance information for the Global Fund is not included because the Global Fund does not have returns for one full calendar year.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Team-managed by Matthew Halkyard (portfolio manager of the Global Fund, and its predecessor fund, since inception), Steven Werber, Mandhir Singh and Kevin Reher.  Each of Messrs. Werber, Singh and Reher has been a portfolio manager of the Global Fund since February 18, 2011.

Purchase and Sale of Global Fund Shares.

Investors may purchase or redeem Global Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Global Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

Global Fund	$100,000	$1,000

Tax Information.

The Global Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Global Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Global Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.